UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 16, 2005

VINTAGE PETROLEUM, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-10578	73-1182669
(Commission File Number)	(IRS Employer Identification No.)

110 West Seventh Street, Tulsa, Oklahoma	74119
(Address of Principal Executive Offices)	(Zip Code)

(918) 592-0101

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

In 1999, the Board of Directors of Vintage Petroleum, Inc. (the “Company”) established the Vintage Petroleum, Inc. Discretionary Performance Bonus Program (as amended, the “Program”). The purpose of the Program is to enhance stockholder value by providing eligible employees of the Company, including executive officers, with an added incentive to achieve specific annual targets and goals. The Program also allows the Company to remain competitive with its peers in attracting and retaining qualified personnel. The targets and goals are approved by the Board of Directors. In 2005, the Company’s executive officers and all other U.S. employees are eligible for cash incentive awards under the Program. Each executive officer of the Company is eligible to earn an individual award expressed as a percentage of base salary paid during the Program year. Executive officer cash incentive award opportunities vary by level of responsibility. There is no minimum incentive award. The maximum percentage of base salary payable as a cash incentive award is 75%, 105% or 150%, depending on the executive officer’s position. Awards may be granted if specified Company financial and operating performance targets and individual performance levels are achieved and the Board of Directors determines to grant such bonuses.

On March 16, 2005, the Board of Directors established the targets and goals for 2005 under the Program. During 2005, Company financial and operating performance targets are based on the Company’s production, production replacement, lease operating costs, and reserve additions through acquisitions. The individual performance levels are based on the Company’s performance evaluation system. The weighting between the Company targets and the individual performance levels vary depending on the executive officer’s position.

Item 8.01. Other Events.

On March 21, 2005, the Company issued a press release announcing certain non-cash charges related to derivative instruments in the first quarter of 2005. A copy of the press release is attached as Exhibit 99 to this Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is filed herewith:

99	Press release dated March 21, 2005, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VINTAGE PETROLEUM, INC.

Date: March 22, 2005	By:	/s/ Michael F. Meimerstorf
Michael F. Meimerstorf
Vice President and Controller

2

Exhibit Index

Exhibit Number	Description
99	Press release dated March 21, 2005, issued by the Company.

3